UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2004

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-72574	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive offices)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2004, the Board of Directors of The Pantry, Inc. (the “Company”) adopted amendments to the Company’s 1999 Stock Option Plan (the “Plan”). These amendments, among other things, provide for the automatic acceleration of vesting upon the death or disability of an optionee, eliminate certain provisions relating to common stock issuances and rights of first refusal that are no longer necessary, and clarify the meaning of “Extraordinary Event” under Section 11(b) of the Plan. The Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. Also attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference is the Form of Incentive Stock Option Agreement under the Plan.

Item 8.01 Other Events.

Attached is a Consent of Independent Registered Public Accounting Firm, which replaces the consent filed as Exhibit 23.3 with The Pantry’s Amendment No. 3 to Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on September 13, 2004. The Consent of Independent Registered Public Accounting Firm attached hereto as Exhibit 23.4 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Document

10.1	1999 Stock Option Plan, as amended

10.2	Form of Incentive Stock Option Agreement

23.4	Consent of Deloitte & Touche, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly
Vice President and Chief Financial Officer

Date: September 27, 2004

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	1999 Stock Option Plan, as amended

10.2	Form of Incentive Stock Option Agreement

23.4	Consent of Deloitte & Touche, LLP